Senior Notes and Notes Payable and Other Borrowings	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Senior Notes and Notes Payable and Other Borrowings

13.Senior Notes and Notes Payable and Other Borrowings

Senior Notes

Senior notes consisted of the following (in thousands):

	December 31,
	2014	2013
4.375% Senior Notes due June 15, 2019, net of discount	$445,501	$—
5.875% Senior Notes due June 15, 2024, net of discount	442,001	—
	$887,502	$—

As discussed in Note 2, Merger with Weyerhaeuser Real Estate Company, on the Closing Date, TRI Pointe assumed WRECO’s obligations as issuer of the 2019 Notes and the 2024 Notes (collectively, the “Senior Notes”). The 2019 Notes were issued at 98.89% of their aggregate principal amount and the 2024 Notes were issued at 98.15% of their aggregate principal amount. The net proceeds of approximately $861.3 million, after debt issuance costs and discounts, from the offering were deposited into two separate escrow accounts following the closing of the offering on June 13, 2014. Upon release of the escrowed funds on the Closing Date, and prior to the consummation of the Merger, WRECO paid approximately $743.7 million in cash to the former direct parent entity of WRECO, which cash was retained by Weyerhaeuser and its subsidiaries (other than WRECO and its subsidiaries). The payment consisted of the $739 million Payment Amount (as defined in the Transaction Agreement) as well as approximately $4.7 million in payment of all unpaid interest on the debt payable to Weyerhaeuser that accrued from November 3, 2013 to the Closing Date. The remaining $117.6 million of proceeds was retained by TRI Pointe and used for general corporate purposes.

The 2019 Notes and the 2024 Notes mature on June 15, 2019 and June 15, 2024, respectively. Interest is payable semiannually in arrears on June 15 and December 15. As of December 31, 2014, no principal has been paid on the Senior Notes, and there was $23.7 million of capitalized debt financing costs, included in other assets on our consolidated balance sheet, related to the Senior Notes that will amortize over the lives of the Senior Notes. Accrued interest related to the Senior Notes was $1.9 million as of December 31, 2014.

Notes Payable and Other Borrowings

Notes payable and other borrowings consisted of the following (in thousands):

	December 31,
	2014	2013
Unsecured revolving Credit Facility	$260,000	$—
Seller financed loans	14,677	—
Debt payable to Weyerhaeuser	—	834,589
	$274,677	$834,589

Unsecured Revolving Credit Facility

In June 2014, the Company entered into an unsecured $425 million revolving credit facility (the “Credit Facility”) with various lenders, with one lender serving as the administrative agent for the Credit Facility. The Credit Facility matures on July 1, 2018, and contains a sublimit of $75 million for letters of credit. The Company may borrow under the Credit Facility in the ordinary course of business to fund its operations, including its land development and homebuilding activities. Borrowings under the Credit Facility will be governed by, among other things, a borrowing base. Interest rates on borrowings under the Credit Facility will be based on either a daily Eurocurrency base rate or a Eurocurrency rate, in either case, plus a spread ranging from 2.15% to 2.85%, depending on the Company’s leverage ratio. As of December 31, 2014, the outstanding balance under the Credit Facility was $260 million with an interest rate of 2.71% per annum and $153.2 million of availability after considering the borrowing base provisions and outstanding letters of credit.  Accrued interest related to the Credit Facility was $620,000 as of December 31, 2014.

At December 31, 2014 we had outstanding letters of credit of $11.8 million.  These letters of credit were issued to secure various financial obligations.  We believe it is not probable that any outstanding letters of credit will be drawn upon.

Seller Financed Loans

As of December 31, 2014, the Company had $14.7 million outstanding related to seller financed loans to acquire lots for the construction of homes.  Principal and interest payments on these loans are due at various maturity dates, including at the time individual homes associated with the acquired land are delivered.  The seller financed loans accrue interest at a weighted average rate of 6.96% per annum, with interest calculated on a daily basis. Any remaining unpaid balance on these loans is due in May 2016.  Accrued interest on these loans were $517,000 as of December 31, 2014.

Debt Payable to Weyerhaeuser

WRECO had a revolving promissory note payable to Weyerhaeuser prior to the Closing Date on July 7, 2014. This note payable was settled at the close of the Merger. WRECO paid interest on the unpaid balance of the principal at a per annum rate of LIBOR plus 1.70%.  Debt payable to Weyerhaeuser was $834.6 million at December 31, 2013.  See Note 18, Related Party Transactions, for further details.

Interest Incurred

During the years ended December 31, 2014 and 2013, the Company incurred interest of $41.7 million and $22.7 million, respectively, related to all notes payable, Senior Notes and debt payable to Weyerhaeuser outstanding during the period. Of the interest incurred, $39.0 million and $19.1 million was capitalized to inventory for the years ended December 31, 2014 and 2013, respectively. Included in interest incurred was amortization of deferred financing and Senior Note discount costs of $2.4 million for the year ended December 31, 2014.  Accrued interest related to all outstanding debt at December 31, 2014 was $3.1 million. Accrued interest related to the debt payable with Weyerhaeuser was $4.3 million as of December 31, 2013, and is recorded in accounts payable on the accompanying consolidated balance sheet.

Covenant Requirements

The Senior Notes contain covenants that restrict our ability to, among other things, create liens or other encumbrances, enter into sale and leaseback transactions, or merge or sell all or substantially all of our assets. These limitations are subject to a number of qualifications and exceptions.

Under the Credit Facility, the Company is required to comply with certain financial covenants, including but not limited to (i) a minimum consolidated tangible net worth; (ii) a maximum total leverage ratio; and (iii) a minimum interest coverage ratio.

The Company was in compliance with all applicable financial covenants as of December 31, 2014 and December 31, 2013.